Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “First Amendment to Credit Agreement,” or this “Amendment”) is entered into effective as of November 24, 2014, among SAMSON OIL AND GAS USA, INC., a Colorado corporation (“Borrower”), and MUTUAL OF OMAHA BANK, as Administrative Agent and L/C Issuer (the “Administrative Agent”), and the financial institutions executing this Amendment as Lenders.

RECITALS

A.           Borrower, the financial institutions signing as Lenders and Administrative Agent are parties to a Credit Agreement dated as of January 27, 2014 (the “Original Credit Agreement”).

B.           The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Same Terms. All terms used herein which are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same shall hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by this Amendment, the Modification Papers, as the same shall hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

“Effective Date” means the date when (a) those Lenders comprising the Required Lenders have executed this Amendment, and (b) the conditions set forth in Section 2 of this Amendment have been complied with to the satisfaction of the Administrative Agent, unless waived in writing by the Administrative Agent.

“Authorization Certificate”: See Section 2E.

“First Amendment to Mortgage”: See Section 2B.

“Guarantor Confirmation Letter”: See Section 2C.

“Modification Papers” means this Amendment, the First Amendments to Mortgage, the Guarantor Confirmation Letters, the Security Agreement Confirmation Letter, the Authorization Certificates, the No Material Adverse Change Certificate, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

“No Material Adverse Change Certificate”: See Section 2F.

“Security Agreement Confirmation Letter”: See Section 2D.

2.          Conditions Precedent. The obligations, agreements and waivers of Lenders as set forth in this Amendment are subject to the satisfaction (in the opinion of Administrative Agent), unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

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A.           First Amendment to Credit Agreement. This Amendment shall be in full force and effect.

B.           First Amendment to Mortgage. Borrower shall have executed and delivered to Administrative Agent an amendment to the Oil and Gas Mortgages (each a “First Amendment to Mortgage”), which shall be in form and substance satisfactory to Administrative Agent.

C.           Guarantor Confirmation Letters. Each Guarantor shall have executed a letter in favor of Administrative Agent (each a “Guarantor Confirmation Letter”) confirming that its Guaranty remains in full force and effect.

D.           Security Agreement Confirmation Letter. Borrower shall have executed a letter in favor of Administrative Agent (the “Security Agreement Confirmation Letter”) confirming that the Security Agreement continues to secure all of the Obligations.

E.           Authorization Certificate. Borrower shall have delivered certificate appropriate Loan Parties (each an “Authorization Certificate”) satisfactory in form and substance to Administrative Agent authorizing the execution, delivery and performance of the Modification Papers to which it is a party.

F.           Representations and Warranties. Administrative Agent shall have received a certificate (the “No Material Adverse Change Certificate”) to the effect that all representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) with the same force and effect as though such representations and warranties have been made on and as of the Effective Date, or if made as of a specific date, as of such date.

G.           Opinion of Counsel. There shall have been delivered a favorable opinion of counsel of Borrower and each other Loan Party covering such matters incident to the Modification Papers as Administrative Agent may reasonably request.

H.           Borrowing Base Increase Fee. Administrative Agent shall have received payment of a fee for the increase of the Borrowing Base described below in the amount of $35,000.

I.           Mortgage and Title Coverage. (i) Borrower shall have mortgaged to Administrative Agent such additional oil and gas properties so as to comply with the 80% mortgage coverage requirements required by Section 2.13(a) of the Original Credit Agreement, and (ii) Borrower shall have provided Administrative Agent with title data acceptable to Administrative Agent so as to comply with the 80% title coverage requirements of Section 2.13(b) of the Original Credit Agreement.

J.           Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

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3.          Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a)          Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“(b)       with respect to Eurodollar Rate Loans and Letters of Credit, 3.25%; and”

(b)          Section 8.07 of the Original Credit Agreement shall be amended to read in its entirety as follows:

“8.07. Limitation on General and Administrative Expenses. Permit Borrower’s general and administrative expenses for the operation of all of its oil and gas properties (either direct or payable to outside operators or agents) as determined in accordance with COPAS accounting procedures, and all salaries, bonuses, withdrawals, distributions, consulting and professional fees other than expenses of Borrower’s exploratory staff and other forms of compensation, and all other overhead, to exceed $6,000,000 per calendar year beginning with the twelve months ended December 31, 2014 (for avoidance of doubt, expenses of Borrower’s exploratory staff are not subject to this covenant) .”

(c)          Schedule 2.01 attached to the original Credit Agreement is hereby replaced with Schedule 2.01 attached to this Amendment.

4.          Increase of Borrowing Base. On the Effective Date, the Borrowing Base is hereby increased from $15,500,000 to $19,000,000. The Borrowing Base, as adjusted, will remain in effect until next adjusted but pursuant to the provisions of Article IV of the Original Credit Agreement.

5.          Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) each Loan Party has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any governmental authority or other person is required for the execution, delivery and performance by each Loan Party thereof. In addition, Borrower represents that after giving effect to this Amendment all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, are requalified by reference to materiality shall be true and correct without regard to such materialty standard) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such materiality standard, as applicable) as of such earlier date.

6.          No Further Amendments. Except as previously amended in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

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7.          Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment. Any breach of any representations, warranties and covenants under this Amendment shall be Default or an Event of Default, as applicable, under the Original Credit Agreement.

8.          Limitation on Agreements. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

9.          Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

10.         Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

11.         Incorporation of Certain Provisions by Reference. The provisions of Section 11.15 of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16 of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

12.         Entirety, Etc. This Amendment and the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

SAMSON OIL AND GAS USA, INC.

By:	/s/ Terry Barr
Terry Barr
President, Treasurer and CEO

FIRST AMENDMENT TO CREDIT AGREEMENT– Signature Page

ADMINISTRATIVE AGENT

MUTUAL OF OMAHA BANK, as Administrative Agent

By:	/s/ Edward M. Fenk
Edward M. Fenk
Manager, Energy Lending

LENDER

MUTUAL OF OMAHA BANK

By:	/s/ Edward M. Fenk
Edward M. Fenk
Manager, Energy Lending

FIRST AMENDMENT TO CREDIT AGREEMENT– Signature Page

SCHEDULE 2.01

APPLICABLE PERCENTAGES, MAXIMUM CREDIT AMOUNTS,

and ALLOCATIONS OF INITIAL BORROWING BASE

	Applicable	Maximum Credit	Allocation of
Lender	Percentage	Amount	Borrowing Base

Mutual of Omaha Bank	100.000000000%	$50,000,000	$19,000,000

Total	100.000000000%	$50,000,000	$19,000,000

SCHEDULE 2.01 – Solo Page